UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2005

ULTIMATE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22532	84-0585211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 11, 2005, Ultimate Electronics, Inc. entered into a multi-step transaction with Mark Wattles Enterprises, LLC (“Wattles”) that in the Board of Director’s business judgment provided the Company with the best opportunity, under the circumstances, to obtain adequate financing, with acceptable terms, to permit the Company to reorganize under Chapter 11 of the United States Bankruptcy Code.  The key elements of the transactions approved were (i) a sale of Company common stock to Wattles for $4.45 million, an option from Mr. & Mrs. William Pearse and a voting agreement from Mr. and Mrs. Pearse and certain Pearse family trusts, as well as restructuring the Company’s board (the “Equity Transactions”), and (ii) $5.55 million of additional debt financing from Wattles and revised loan terms that provide for Wells Fargo Retail Finance, LLC to replace Back Bay Capital Funding LLC and the other lenders under the Company’s credit facilities, pursuant to a new debtor-in-possession loan aggregating $118.6 million (the “Debt Transactions”).  When viewed together, the Equity Transactions and Debt Transactions were deemed by the Board of Directors to be superior to the Company’s other alternatives.  Following approval of these transactions, the Board also approved the Company’s Bankruptcy Filing (as described below).  Subsequently, the Company’s board members elected Mr. Mark J. Wattles as Chairman of the Board and director, and Mr. Bruce Giesbrecht and Mr. James Marcum as directors, and then resigned.  These events are described in more detail in the remainder of this Current Report on Form 8-K.

As part of the Equity Transactions, on January 11, 2005, the Company entered into a Stock Purchase Agreement with Wattles to purchase 6.85 million shares of Company common stock for approximately $4.45 million.  The Stock Purchase Agreement contains customary representations and warranties and provides for indemnification by the parties for breaches of representations and warranties.  In addition, the Company agreed to restructure the Board of Directors by (i) reducing the total number of directors to five; (ii) appointing Mr. Mark J. Wattles and two of his designees, Mr. Bruce Giesbrecht and Mr. James Marcum, to serve as directors; (iii) obtaining resignations from all of the individuals serving as directors; and (iv) making arrangements to appoint two additional directors (both of whom are to be selected from among the individuals who were directors of the Company immediately prior to the closing date, if they are willing to serve) within 30 days.

On January 11, 2005, the Company and Wattles also entered into an Option Agreement (the “Company Option Agreement”) pursuant to which the Company granted an option (the “Company Option”) to Wattles to purchase 1.85 million shares of Common Stock at an exercise price of $0.65 per share.  The Company Option will be exercisable during the period beginning on the fourteenth calendar day after the filing by the Company of a petition for relief under Chapter 11 of the Bankruptcy Code, and ending on the earlier of (i) two years after the commencement of the exercise period or (ii) the effective date of any plan of reorganization approved by the Bankruptcy Court.

As part of the Debt Transactions contemplated by the Stock Purchase Agreement and in connection with the Bankruptcy Filing (as described below), the Company obtained a Commitment Letter providing for a $118.6 million debtor-in-possession facility for the Company, upon the terms and subject to the conditions set forth in a related term sheet.  The debtor-in-possession facility, which will replace the Company’s existing $113.0 million credit facility, will include two tranches of loans to be provided by Wells Fargo Retail Finance, LLC and certain other banks or financial institutions in an amount up to $113.0 million and a separate $5.55 million loan tranche to be provided by Wattles or its affiliates.  The availability of the facility is subject to various conditions, including execution and delivery of loan documentation satisfactory to the lenders and approval of the facility by the Bankruptcy Court.  As described further in Item 8.01 below, the Bankruptcy Court granted interim approval of the debtor-in-possession facilities provided by Wells Fargo Retail Finance and Wattles, with immediate access of up to $86 million.

The Stock Purchase Agreement also required the Company to (i) approve the Equity Transactions and the issuance of shares for purposes of Section 203 of the Delaware General Corporation Law and (ii) amend the Company’s Rights Agreement, dated as of January 31, 1994, as amended (the “Rights Agreement”), by and between the Company and Wells Fargo Bank, N.A. (successor to Norwest Bank Minnesota, N.A.), as rights agent (the “Rights Agent”), to preclude the transaction from triggering the Rights Agreement.  The amendment to the Rights Agreement is further described in Item 3.03 below.

Copies of the Stock Purchase Agreement, the Company Option Agreement and the Commitment Letter are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.  The foregoing summary of the material features of the Stock Purchase Agreement, the Company Option Agreement and the Commitment Letter is qualified in its entirety by reference to the Stock Purchase Agreement, the Company Option Agreement and the Commitment Letter, respectively.

On January 11, 2005, the Company issued a press release regarding these transactions.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 1.03.  BANKRUPTCY

On January 11, 2005, the Company and all of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Filing”) in the United States Bankruptcy Court for the District of Delaware.  The reorganization cases are being jointly administered under the caption “In re Ultimate Electronics, Inc., et al., Case No. 05-10104”.  The Company will continue to manage its properties and operate its business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On January 11, 2005, the Company issued a press release regarding the Bankruptcy Filing.  A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.04.  TRIGGERING EVENT THAT ACCELERATES A DIRECT FINANCIAL OBLIGATION

Under the terms of the Company’s revolving credit facility and term loan facility, the Bankruptcy Filing, as described in Item 1.03 above of this Current Report on Form 8-K, qualifies as an event of default and the amounts under the facility became immediately due and payable, automatically and without any requirement of notice, on January 11, 2005, the date of the Bankruptcy Filing.  As of January 11, 2005, $55.4 million and $13.1 million, respectively, were outstanding under the revolving credit facility and term loan facility, including accrued interest and fees.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES

As described in Item 1.01 above of this Current Report on Form 8-K, the Company issued 6.85 million shares of common stock on January 11, 2005.  The disclosures in Item 1.01 are incorporated herein by reference.  Exemption from the registration provisions of the Securities Act of 1933, as amended, for the transaction is claimed under Section 4(2) of the 1933 Act on the basis that such transaction did not involve any public offering and the purchaser was an accredited investor under Rule 501(a) of Regulation D.  Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As described in Item 1.01 above of this Current Report on Form 8-K, on January 11, 2005, in connection with the transaction with Wattles, the Company’s Board of Directors authorized the execution of Amendment No. 3 to Rights Agreement (the “Amendment”) in order to make the Rights Agreement inapplicable to the transactions with Wattles. The Amendment provides, among other matters, that (i) Wattles, and its affiliates, shall be an “Exempt Person” under the Rights Agreement, and (ii) no Shares Acquisition Date, no Distribution Date, no Section 11(a)(ii) Event ( as such terms are defined in the Rights Agreement) shall be deemed to have occurred, and no provisions of Sections 11 or 13 of the Rights Agreement shall become applicable, by reason of the approval, execution, delivery, announcement or performance of the Stock Purchase Agreement, the Company Option Agreement, the Pearse Option Agreement (as defined below) or the Voting Agreements (as defined below), or the consummation of the transactions contemplated thereby.  The Amendment is attached hereto as Exhibit 4.1, and incorporated herein by reference.  The foregoing summary of the material features of the Amendment is qualified in its entirety by reference to the Amendment.

ITEM 5.01.  CHANGE IN CONTROL OF REGISTRANT

As described in Item 1.01 above of this Current Report on Form 8-K, the Company issued shares of common stock to Wattles.  The disclosures in Item 1.01 are incorporated herein by reference.  On January 11, 2005, the Company’s then-Chairman of the Board, William J. Pearse, and his spouse, Barbara A. Pearse (collectively, the “Pearse Parties”), granted Wattles an option (the “Pearse Option”) to purchase 1.8 million shares of Company common stock beneficially owned by them at an exercise price of the lower of $0.65 or the average closing stock price for the five-day period preceding the date of exercise and upon other terms and conditions set forth in an Option Agreement, dated as of January 11, 2005, by and between Wattles and the Pearse Parties (the “Pearse Option Agreement”).  The Pearse Option will be exercisable during the period beginning on the fourteenth calendar day after the filing by the Company of a petition for relief under Chapter 11 of the Bankruptcy Code, and ending on the earlier of (i) two years after the commencement of the exercise period or (ii) the effective date of any plan of reorganization approved by the Bankruptcy Court.  On January 11, 2005, the Pearse Parties also entered into a Voting Agreement with Wattles (the “Pearse Voting Agreement”) in respect of the shares subject to the Pearse Option for the term that lasts until the exercise or expiration of the Pearse Option.

In addition, on January 11, 2005, Thomas R. Hoffman (the “Trustee”), as trustee for various trusts established for the benefit of family members of the Pearse Parties, entered into a Voting Agreement with the Pearse Parties and Wattles (the “Pearse Trusts Voting Agreement”) relating to the voting of the approximately 900,000 shares of Company common stock over which the Trustee has voting power.  The term of the Pearse Trust Voting Agreement with the Trustee ends on the earlier of (i) two years after the filing by the Company of a petition for relief under Chapter 11 of the Bankruptcy Code or (ii) the effective date of any plan of reorganization approved by the Bankruptcy Court.

Pursuant to the terms of the Stock Purchase Agreement, the Company Option Agreement, the Pearse Option Agreement, the Pearse Voting Agreement and the Pearse Trusts Voting Agreement, and in combination with the shares of Company common stock held by Mr. Wattles, Mr. Wattles may be deemed to beneficially control approximately 54.1% of the voting securities of the Company.  Accordingly, Mr. Wattles may now be deemed to control the Company.  Prior to January 11, 2005, no single individual or related group of individuals was deemed to have a controlling interest.

Copies of the Pearse Voting Agreement and the Pearse Trusts Voting Agreement are attached hereto as Exhibits 9.1 and 9.2, respectively, and incorporated herein by reference.  The foregoing summary of the material features of the Pearse Voting Agreement and the Pearse Trusts Voting Agreement is qualified in its entirety by reference to the Pearse Voting Agreement and the Pearse Trusts Voting Agreement, respectively.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Stock Purchase Agreement, as described in Item 1.01 above of this Current Report on Form 8-K, and the change in control, as described in Item 5.01 above, all of the Company’s directors resigned from the Company’s Board of Directors effective as of January 11, 2005.  The disclosures in Item 1.01 and Item 5.01 are incorporated herein by reference.  Additionally, Mr. Wattles has been named Chairman of the Board and Mr. Bruce Giesbrecht and Mr. James Marcum have been elected to serve as directors effective as of January 11, 2005.

ITEM 8.01.   OTHER EVENTS.

On January 13, 2005, the Company issued a press release announcing that the Bankruptcy Court granted interim approval of the debtor-in-possession facilities provided by Wells Fargo Retail Finance and Wattles, with immediate access of up to $86.0 million.  Approximately $70.0 million will be used to repay the Company’s outstanding pre-bankruptcy bank debt.  The Bankruptcy Court also approved the Company’s first-day motions to continue normal business operations, including payment of employees and the continuation of customer programs such as price guarantees, layaways, gift cards and other credits.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.
4.1	Amendment No. 3 to Rights Agreement by and between Ultimate Electronics, Inc. and Wells Fargo Bank, N.A., as rights agent, dated January 11, 2005.

9.1	Voting Agreement by and between Mark Wattles Enterprises, LLC and William J. and Barbara A. Pearse, dated January 11, 2005.

9.2	Voting Agreement by and between Mark Wattles Enterprises, LLC and Thomas R. Hoffman, Trustee, dated January 11, 2005.

10.1	Stock Purchase Agreement by and between Ultimate Electronics, Inc. and Mark Wattles Enterprises, LLC, dated January 11, 2005.

10.2	Option Agreement by and between Ultimate Electronics, Inc. and Mark Wattles Enterprises, LLC, dated January 11, 2005.

10.3	Commitment Letter by and among Wells Fargo Retail Finance, LLC, Mark J. Wattles and Ultimate Electronics, Inc., dated January 11, 2005.

99.1	Press Release, dated January 11, 2005.

99.2	Press Release, dated January 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.

Date: January 18, 2005	By:	/s/ DAVID A. CARTER
David A. Carter, Senior Vice President — Finance and Chief Financial Officer

Exhibit Index

Exhibit No.
4.1	Amendment No. 3 to Rights Agreement by and between Ultimate Electronics, Inc. and Wells Fargo Bank, N.A., as rights agent, dated January 11, 2005.

9.1	Voting Agreement by and between Mark Wattles Enterprises, LLC and William J. and Barbara A. Pearse, dated January 11, 2005.

9.2	Voting Agreement by and between Mark Wattles Enterprises, LLC and Thomas R. Hoffman, Trustee, dated January 11, 2005.

10.1	Stock Purchase Agreement by and between Ultimate Electronics, Inc. and Mark Wattles Enterprises, LLC, dated January 11, 2005.

10.2	Option Agreement by and between Ultimate Electronics, Inc. and Mark Wattles Enterprises, LLC, dated January 11, 2005.

10.3	Commitment Letter by and among Wells Fargo Retail Finance, LLC, Mark J. Wattles and Ultimate Electronics, Inc., dated January 11, 2005.

99.1	Press Release, dated January 11, 2005.

99.2	Press Release, dated January 13, 2005.